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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): June 19, 2000 (June 6, 2000)


                               LANDAIR CORPORATION
             (Exact name of registrant as specified in its charter)


         TENNESSEE                        000-24615               62-1743549
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


          430 AIRPORT ROAD
       GREENEVILLE, TENNESSEE                                       37745
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (423) 636-7000


                                       N/A
          (Former name or former address if changed since last report)


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ITEM 5.  OTHER EVENTS

See attached Press Release dated June 16, 2000 filed as Exhibit 99 hereto.


ITEM 7(c).  EXHIBITS

           No.
           ---
           99           Press Release, dated June 16, 2000



















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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LANDAIR CORPORATION

Date: June 19, 2000                      By: /s/ C. Tim Roach
                                             ------------------------------
                                             C. Tim Roach
                                             President

















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                                  Exhibit Index


    Exhibit No.                            Description
    -----------                            -----------

   99                         Press Release, dated June 16, 2000




















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